SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

 x  Preliminary Information Statement
__  Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
__  Definitive Information Statement

                               MTB Group of Funds
                            (Variable Annuity Funds)
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

 x  No fee required

__  Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11
      (1) Title of each class of securities to which transaction applies:

      -------------------------------------
      (2) Aggregate number of securities to which transaction applies:

      -------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------
      (4) Proposed maximum aggregate value of transaction:

      -------------------------------------
      (5) Total fee paid:

      -------------------------------------

__  Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      ------------------------------------
      (2) Form Schedule or Registration Statement No.:

      -------------------------------------
      (3) Filing Party:

      -------------------------------------
      (4) Date Filed:

      -------------------------------------







                               MTB GROUP OF FUNDS

                             MTB Equity Income Fund
                            MTB Large Cap Value Fund
                           MTB Large Cap Value Fund II
                             MTB Mid Cap Stock Fund

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010

                                 March __, 2005

Dear Shareholder,

     This letter is being provided to the shareholders of MTB Equity Income Fund, MTB Large Cap Value Fund, MTB Large CapValue Fund II, and MTB Mid Cap Stock Fund (the "Funds"), each a portfolio of MTB Group of Funds (the "Trust"), to notify shareholders of portfolio management changes for the Funds.

     The Trust and MTB Investment Advisors, Inc. ("MTBIA") received an exemptive order from the U.S. Securities and Exchange Commission that permits MTBIA, as the Funds' investment advisor, to hire new sub-advisors or make changes to the existing sub-advisory agreements with the approval of the Trust's Board of Trustees, but without obtaining approval of the shareholders of the affected Fund. As a condition of this exemptive order, MTBIA and the Trust are required to furnish shareholders with information about the new sub-advisors or sub-advisory agreements.

     The enclosed "Information Statement" provides information relating to the changes in portfolio management for the Funds. The changes described in the "Information Statement" do not require shareholder approval. You have previously been provided with supplements to the Funds' prospectuses reflecting the changes to the prospectuses required in connection with the changes in sub-advisors.

     Please take a few minutes to review the attached materials and thank you for your investment in MTB Group of Funds.


Sincerely,


/s/ Carl W. Jordan
Carl W. Jordan
President
MTB Group of Funds

 ------------------------------------------------------------------------------

                              INFORMATION STATEMENT
 ------------------------------------------------------------------------------

                               MTB GROUP OF FUNDS

                             MTB Equity Income Fund
                            MTB Large Cap Value Fund
                           MTB Large Cap Value Fund II
                             MTB Mid Cap Stock Fund

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010


     This Information Statement is being provided to shareholders of MTB Equity Income Fund (Equity Income Fund), MTB Large Cap Value Fund (Large Cap Value
Fund), MTB Large Cap Value Fund II (Large Cap Value Fund II) and MTB Mid Cap Stock Fund (Mid Cap Stock Fund) (collectively, the Funds), all portfolios of MTB Group of Funds (Trust), to provide information regarding the sub-advisory agreements recently entered into with DePrince, Race & Zollo, Inc. (DRZ), NWQ Investment Management Company, LLC (NWQ), and LSV Asset Management (LSV), respectively. (DRZ, NWQ and LSV are collectively referred to as New Sub-Advisors.) WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Details of Sub-Advisory Relationships

     On December 8, 2004, the Board of Trustees of the Trust (Board) unanimously approved the recommendation of the Trust's investment manager, MTB Investment Advisors, Inc. (MTBIA), 100 East Pratt Street, 17th floor, Baltimore, MD 21202, to hire DRZ as a sub-advisor for Equity Income Fund; to hire NWQ as a sub-advisor for Large Cap Value Fund and Large Cap Value Fund II; and to hire LSV as a sub-advisor for the value component of Mid Cap Stock Fund, replacing Independence Investment LLC (Independence). MTBIA will directly manage the growth component of Mid Cap Stock Fund.

     MTBIA and its predecessors or affiliates have been the investment advisor to the Funds since their inception. MTBIA continues to serve as such under two separate Investment Advisory Contracts (collectively, the "Advisory Contract") that were last approved by Consents of Sole Shareholder dated September 24, 1997 (Large Cap Value Fund), October 4, 1999 (Mid Cap Stock Fund), May 1, 2002 (Large Cap Value Fund II) and August 18, 2003 (Equity Income Fund). Under the Advisory Contract, MTBIA has the overall responsibility, subject to the oversight of the Board, for providing investment advisory services to the Trust. Also under the Advisory Contract, MTBIA is permitted to hire sub-advisors to assist it in investing the Trust's assets. MTBIA monitors and evaluates the performance of any sub-advisors and makes recommendations to the Board regarding their hiring, termination and replacement.

     Independence previously served as sub-advisor to Mid Cap Stock Fund pursuant to a contract approved by Consent of Sole Shareholder of Mid Cap Stock Fund on October 4, 1999. Each Fund other than Mid Cap Stock Fund had been managed directly by MTBIA since its inception.

     On December 8, 2004, MTBIA and the Trust entered into new sub-advisory agreements (New Sub-Advisory Agreements) with each New Sub-Advisor. The New Sub-Advisors began serving as the sub-advisors to the respective Funds on that date. The subadvisory fees for each New Sub-Advisor are being paid by MTBIA out of the investment advisory fee it receives from the Funds.

     The New Sub-Advisory Agreements do not require shareholder approval because the Trust has received permission from the U.S. Securities and Exchange Commission (SEC) to enter into new sub-advisory agreements without the delay and expense of a shareholder vote. This special permission was made subject to several conditions. One of the conditions, which has been satisfied, is that the shareholders of each of the Funds must approve a policy to permit the Trust's board and investment advisor to appoint and replace sub-advisors for the Funds and to enter into and amend their sub-advisory contracts without seeking shareholder approval. Another condition requires shareholders to be notified of the details of any new sub-advisory agreements entered into by the Trust by sending the shareholders an Information Statement within 90 days of the hiring of the new subadvisor. Therefore, you are receiving this disclosure document.

     Reasons and Process for Appointing New Sub-Advisors

     The recommendation to enter into the new sub-advisory relationships was made by MTBIA in the ordinary course of its ongoing evaluation of fund performance and investment strategy, and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process, style and long-term performance record.

     In evaluating each New Sub-Advisor, the Trustees received written and oral information from MTBIA and each New Sub-Advisor about the portfolio managers or management team, their investment philosophies, strategies and processes, and other factors. In approving each New Sub-Advisor as sub-advisor to a Fund, the Trustees met at a special meeting on November 12, 2004 and at a regular meeting on December 7-8, 2004, and carefully evaluated: (1) the search process that led to MTBIA's recommendation; (2) the nature, extent and quality of the services expected to be rendered to the Fund; (3) the distinct investment objective and policies of the Fund; (4) the history, organizational structure, financial condition and reputation of each new sub-advisor, and the qualification and background of each New Sub-Advisor's personnel; (5) the practices and policies of each New Sub-Advisor with respect to selecting brokers and executing trades;
(6) certification by the New Sub-Advisors of the existence and adequacy of an advisor compliance program under the Investment Advisers Act of 1940; (7) any regulatory, compliance or litigation matters; (8) business continuity and document management programs; (9) the investment performance records of each New Sub-Advisor; (10) the reasonableness of the fees to be paid to and the profits to be realized by each New Sub-Advisor (including any benefits to be received by each New Sub-Advisor or its affiliates in connection with soft dollar arrangements); (11) whether the fees to be paid to the Sub-Advisors were competitive with the fees they charge other clients that are similarly managed;
(12) how competitive forces in the market impacted the ability to secure the services of sub-advisors and negotiate fees; (13) the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale; (14) the reasonableness of the fees that would be retained by MTBIA, before and after any voluntary waivers, and that there would be no changes to the advisory fees charged to the Funds; and (15) other factors deemed relevant. The Board relied upon MTBIA's report to the Board that the nature of the services to be provided by, and the fees to be paid to, the New Sub-Advisors are no less favorable to the Funds than are available from other prospective sub-advisors, noting in that regard that all fees to New Sub-Advisors will be paid by MTBIA, and not by the Funds.

     The Board's decision to approve each New Sub-Advisory Agreement reflects the exercise of its business judgment on whether the proposed new sub-advisory arrangements would be in the best interest of each Fund. During the course of its review of these agreements, the Board considered and relied upon many factors, among the most material of which are those set forth above.

     In particular, the Board relied upon the fact that MTBIA remains the party primarily responsible for the performance of the Funds, through its selection and retention (subject to approval of the Board) and continued supervision of each New Sub-Advisor, and that MTBIA recommended to the Board the engagement of each New Sub-Advisor after extensive research of numerous candidate firms. The Board also relied upon the fact that the new sub-advisory arrangements will not result in any increase in the total advisory fees and total expenses payable by the Funds.

     Finally, the Board based its decision on the favorable results of an independent review and consideration of extensive background material provided to it by each New Sub-Advisor regarding the New Sub-Advisor's organizational structure, compliance program, investment process, style and long-term performance record.


     New Sub-Advisory Agreements

     Each New Sub-Advisor serves as sub-advisor under sub-advisory agreements among MTBIA, the respective Fund and the respective New Sub-Advisor. Under their respective New Sub-Advisory Agreements, each New Sub-Advisor makes investment decisions for the assets of the relevant Fund allocated to it by MTBIA, and continuously reviews, supervises and administers such Fund's investment programs with respect to these assets. Each New Sub-Advisor is independent of MTBIA and discharges its responsibilities subject to the supervision of MTBIA and the Trustees, and in a manner consistent with the relevant Fund's investment objectives, policies and limitations.

     The New  Sub-Advisory  Agreements  are  substantially  similar  to those in existence among the Trust, MTBIA and the Trust's other sub-advisors. Specifically, the duties to be performed, standard of care and termination provisions of the New Sub-Advisory Agreements are similar to the other agreements. Each New Sub-Advisory Agreement will remain in effect until December 2006 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not parties to the New Sub-Advisory Agreements or "interested persons," as that term is defined in the Investment Company Act of 1940, of any party to a New Sub-Advisory Agreement.

     Compensation

     Pursuant to the terms of the New Sub-Advisory arrangements, NWQ receives a sub-advisory fee from MTBIA at the annual rate of 0.45% of the average daily net assets (ADNA) of the Large Cap Value Fund and Large Cap Value Fund II that it manages; DRZ receives an annual sub-advisory fee from MTBIA at the annual rate of 0.40% of the ADNA of the Equity Fund that it manages; and LSV receives a sub-advisory fee from MTBIA on the value portion of the ADNA of the Mid Cap Stock Fund it manages at the following annual rate: 0.50% on the first $100 million of ADNA, 0.40% on the next $100 million of ADNA, and 0.35% on ADNA over $200 million. (By comparison, Independence received a sub-advisory fee from MTBIA on the ADNA of the Mid Cap Stock Fund it managed at the following annual rate: 0.40% on the first $500 million of ADNA and 0.35% on ADNA over $500 million.) LSV also sub-advises the value portion of the MTB Small Cap Stock Fund, and LSV has voluntarily implemented a waiver of a portion of the subadvisory compensation it receives from MTBIA for managing the value component of the assets of both the MTB Small Cap Stock Fund and Mid Cap Stock Fund. The fee waiver will be calculated based on the total subadvisory fee LSV receives from MTBIA for managing these two funds and will reduce proportionately the subadvisory fee for each Fund based on assets under LSV management. This fee waiver will not change the rate of the advisory fee the Funds pay to MTBIA, but will increase the amount of the total advisory fee that MTBIA retains absent any further voluntary waiver by MTBIA. The new sub-advisory arrangements will not affect the advisory fees or total expenses payable by the Funds. All sub-advisory fees will be paid by MTBIA out of its investment advisory fee. Each New Sub-Advisor may voluntarily waive all or a portion of its sub-advisory fee in its sole discretion.


     Additional Information on the Sub-Advisors

     DRZ

     DRZ is a registered investment advisor formed as a Florida S-corporation in April 1995. DRZ is substantially owned by three principals, Gregory M. DePrince, John D. Race and Victor A. Zollo, Jr. Each of these principals owns roughly 30% of the business. In 2001, equity was distributed to the following other key investment professionals: Kelly Carbone, Director of Marketing; Jill Lynch, Director of Large-Cap Research; and Greg Ramsby, Director of Small-Cap Research. DRZ's principal business address is 201 South Orange Avenue, Suite 850, Orlando, Florida 32801. As of December 31, 2004, DRZ managed approximately $4.5 billion in assets.

     Following is a list of the directors and principal executive officers of DRZ and their principal occupation. Unless otherwise noted, the address of each person listed is 201 South Orange Avenue, Suite 850, Orlando, Florida 32801.

-------------------------------------------------------------------------------
Name                                     Principal Occupation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Gregory M. DePrince                      Director, President and Portfolio
                                         Manager
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
John D. Race                             Director, Executive Vice President,
                                         Treasurer and Portfolio Manager
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Victor A. Zollo, Jr.                     Director, Executive Vice President,
                                         Secretary and Portfolio Manager
-------------------------------------------------------------------------------

     DRZ currently serves as investment advisor (but not subadvisor) to several other mutual funds with similar objectives to the Equity Income Fund. The following chart contains a description of these funds and the compensation paid to DRZ for its advisory services:

-------------------------------------------------------------------------
Name of Fund          Approximate       Advisory Fee    Waiver of
                      Total Fund        (Annually, as   Advisory Fee
                      Assets as of      % of average
                      December 31, 2004 daily net
                                        assets)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
FRTC U.S. Value Fund  $60 million       0.35%           N/A
-------------------------------------------------------------------------
-------------------------------------------------------------------------
FRIC Select Value     $44 million       0.35%           N/A
Fund
-------------------------------------------------------------------------
-------------------------------------------------------------------------
FRIC RIF              $34 million       0.35%           N/A
-------------------------------------------------------------------------

     NWQ

     NWQ is a registered investment advisor that was founded in 1982 and most recently reorganized in August 2002 as a Delaware limited liability company. NWQ is an independently-managed subsidiary of Nuveen Investments, Inc., except for a less-than-3% equity interest held by certain members of NWQ's management and investment team. Nuveen Investments, Inc. is majority-owned by St. Paul Travelers Companies, a publicly held company, whose address is 385 Washington Street, Saint Paul, Minnesota 55102-1396. NWQ's principal business address is 2049 Century Park East, Los Angeles, California 90067. As of December 31, 2004, NWQ managed approximately $30.9 billion in assets.

     Following is a list of the directors and principal executive officers of NWQ and their principal occupation. Unless otherwise noted, the address of each person listed is 2049 Century Park East, Los Angeles, California 90067.

--------------------------------------------------------------------------------
Name                                     Principal Occupation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mendez, Michael C.                       President and Chief Executive Officer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bosse, Jon D.                            Chief Investment Officer, Executive
                                         Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Friedel, E. C. (Ted)                     Managing Director, Executive Committee
                                         Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Iben, David B.                           Managing Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas, Phyllis G.                       Managing Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Katerndahl, Carl M.                      Managing Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Galbreath, James H.                      Managing Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Slaven, Mary-Gene                        Managing Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sternal, Ronald R.                       Managing Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Carne, Michael J.                        Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Frankel, Kenneth                         Senior Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Goshtigian, Patrick G.                   Senior Vice President, Director of
                                         Administration & Institutional
                                         Services
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Hechmer, Paul J.                         Senior Vice President
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Morris, Mark A.                          Senior Vice President
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Patterson, Mark R.                       Senior Vice President
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Severson, John E.                        Senior Vice President
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Stumpf, David M.                         Senior Vice President
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Tenser, Gregg S.                         Senior Vice President
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Urban, Raymond J.                        Senior Vice President
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Wheeler, Gerald W.                       Senior Vice President, Chief
                                         Compliance Officer, General Counsel
-------------------------------------------------------------------------------

     NWQ currently serves as subadvisor (but not investment advisor) to several other mutual funds with similar objectives to the Large Cap Value Fund and Large Cap Value Fund II. The following chart contains a description of these funds and the compensation paid to NWQ for its sub-advisory services:

----------------------------------------------------------------------------
Name of Fund          Approximate     Subadvisory Fee        Waiver of
                      Total Fund      (annually, as % of     Subadvisory
                      Assets as of    average daily net      Fee
                      December 31,    assets)
                      2004
----------------------------------------------------------------------------
----------------------------------------------------------------------------
HSBC Investor Value   $64.88 million  0.35% up to $500       N/A
Fund                                  million; 0.30% over
                                      $500 million, up to
                                      $1 billion; 0.25% in
                                      excess of $1 billion
----------------------------------------------------------------------------
----------------------------------------------------------------------------
HSBC MM U.S. Value    $3.22 million   0.35% of average net   N/A
Equity Pooled                         assets
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Integra Mutual Funds  $57.87 million  0.80% on first $5      N/A
- NWQ U.S. Large Cap                  million; 0.60% on
Value Fund                            next $15 million;
                                      0.50% over $20
                                      million
----------------------------------------------------------------------------
----------------------------------------------------------------------------
MD PIM U.S. Equity    $162 million    0.50% on first $100    N/A
Pool                                  million; 0.40% on
                                      next $100 million;
                                      0.35% over $200
                                      million
----------------------------------------------------------------------------
----------------------------------------------------------------------------
ML Global Selects     $32.43 million  0.50% on first $150    N/A
Portfolios, plc                       million; 0.40% for
("Fund) - North                       $150 million to $250
American Large Cap                    million; 0.30% for
Value I ("Sub-Fund")                  $250 million to $1
                                      billion; 0.25% for
                                      over $1 billion
----------------------------------------------------------------------------

     LSV

     LSV is a registered investment advisor that was formed as a Delaware partnership in November 1994. The general partnership interests of LSV are principally as follows: SEI Funds, Inc. (a wholly-owned subsidiary of SEI Investments, a publicly held corporation), 43%; Josef Lakonishok, 24%; Robert Vishny, 12%; and Chris LaCroix, 11%. As of December 31, 2004, LSV oversaw approximately $35 billion of client assets in equity portfolios for a variety of institutional investors including retirement plans, endowments, foundations, corporations and mutual fund sponsors. LSV's principal business address is 1 North Wacker Drive, Suite 400, Chicago, Illinois 60606.

     Following is a list of the general partners (exclusive of SEI Funds, Inc.) who (i) hold the five largest economic interests in LSV, and (ii) exercise primary management responsibility with respect to LSV, together with their principal occupation. Unless otherwise noted, the address of each person listed is 1 North Wacker Drive, Suite 400, Chicago, Illinois 60606.

-------------------------------------------------------------------------------
Name                                     Principal Occupation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Josef Lakonishok                         Partner, Chief Executive Officer and
                                         Portfolio Manager, LSV and William G.
                                         Karnes Professor of Finance at the
                                         College of Commerce & Business
                                         Administration at the University of
                                         Illinois at Urbana-Champaign
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert Vishny                            Partner and Portfolio Manager, LSV and
                                         Eric J. Gleacher Distinguished Service
                                         Professor of Finance, University of
                                         Chicago Graduate School of Business
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Menno Vermeulen                          Partner, Portfolio Manager and Senior
                                         Quantitative Analyst, LSV
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Christopher Lacroix                      Partner and Managing Director of New
                                         Business Development, LSV
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Tremaine Atkinson                        Partner and Chief Operating Officer,
                                         LSV
-------------------------------------------------------------------------------


     LSV currently serves as subadvisor (but not investment advisor) to one other mutual fund with a similar objective to the Mid Cap Stock Fund. The following chart contains a description of this fund and the compensation paid to LSV for its sub-advisory services:




----------------------------------------------------------------------------
Name of Fund          Approximate     Subadvisory Fee        Waiver of
                      Total Fund      (annually, as % of     Subadvisory
                      Assets as of    average daily net      Fee
                      February 15,    assets)
                      2005
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Harbor Mid Cap Value  $13.34 million  0.50% up to $100       None
Fund                                  million; 0.40% on the
                                      next $100 million;
                                      and 0.35% in excess
                                      of $200 million
----------------------------------------------------------------------------



     Additional Information on the Funds

     The Funds mailed to shareholders the annual report for each of the Funds (except Large Cap Value Fund II), which includes audited financial statements for their fiscal year ended April 30, 2004, and their semi-annual reports, which contain unaudited financial statements for the periods ended October 31, 2004. The annual report for the Large Cap Value Fund II, which includes audited financial statements for its fiscal year ended December 31, 2004, was mailed to shareholders on or about February 28, 2005. The Funds will promptly provide, without charge and upon request, a copy of the Funds' annual report and/or semi-annual reports. Requests for annual reports or semi-annual reports for the Funds may be made by writing to the Funds' principal executive offices located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 or by calling the Funds toll-free at 1-800-836-2211.

     The Funds' distributor is Edgewood Services, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

     The co-administrators for the Funds are M&T Securities, Inc., One M&T Plaza, Buffalo, NY 14203; and Federated Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.




[March __, 2005]









------------------------------------------------------------------------------
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
------------------------------------------------------------------------------

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called "householding"), as permitted by applicable rules. The Funds' "householding" program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty (60) days before they begin "householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-836-2211.





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      Edgewood Services, Inc., Distributor

      Cusip 55376T403
      Cusip 55376T502
      Cusip 55376T601
      Cusip 55376T684
      Cusip 55376T676
      Cusip 55376T668
      Cusip 55376T650
      Cusip 55376T494
      Cusip 55376T486
      Cusip 55376T478
      31954 (03/05)